UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – September 14, 2016
(Date of earliest event reported)
QUESTAR CORPORATION
QUESTAR GAS COMPANY
(Exact name of registrant as specified in its charter)

Questar Corporation	Utah	001-08796	87-0407509
Questar Gas Company	Utah	333-69210	87-0155877
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Dominion-Questar Merger Approved by Wyoming's Public Service Commission

Dominion Resources, Inc. (NYSE: D) and Questar Corporation (NYSE: STR) announced, on September 14, 2016, that the Wyoming Public Service Commission approved their merger, subject to terms and conditions of a settlement stipulation. The Wyoming settlement stipulation contains terms and conditions for operations, financing and reporting of the combined company following the merger, which are similar to the settlement stipulation previously approved by the Public Service Commission of Utah.

The following are key provisions of the Wyoming settlement stipulation:

•	Questar Gas will be managed from an operations standpoint as a separate regional business with local operating management located in Salt Lake City, Utah.

•
Questar Gas will continue its 2017-2019 planned capital expenditure program to install, upgrade and maintain facilities necessary for safe and reliable service assuming no material change in circumstances.

•	Dominion will contribute $75 million towards the full funding of the Questar Retirement Plan.

•	Dominion will not seek recovery of any acquisition premium from Questar Gas customers.

•	Dominion will provide equity capital to maintain an end-of-year equity percentage of total capitalization in the range of 50% to 55% through 2019.

•	Dominion will, through 2019, use commercially reasonably efforts to maintain credit metrics at Questar Gas supporting a strong investment-grade credit rating.

•	Dominion will increase charitable contributions in Questar Gas' service area by $1 million per year over the historical level for at least five years.

•	Questar Gas will not file a general rate case application with a requested rate effective date earlier than January 1, 2020.

•	Transaction costs associated with the merger will not be recovered from customers.

•	Questar Gas will not seek recovery of any increase in aggregate operating, maintenance, general and administrative costs that are a result of the merger.

•
Questar Gas and Dominion will put various ring fencing measures in place intended to minimize the possibility that adverse developments, if any, elsewhere in the Dominion corporate family will impact Questar Gas.

The Wyoming settlement stipulation is filed herewith on Exhibit 10 and is incorporated by reference herein.

The related press release of the approval by the Wyoming Public Service Commission is furnished herewith on Exhibit 99.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit
10	Wyoming Stipulation Agreement dated August 1, 2016.
99	Joint press release issued September 14, 2016, by Dominion Resources, Inc. and Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUESTAR CORPORATION

September 14, 2016	/s/ David M. Curtis
David M. Curtis Vice President Controller and Acting Chief Financial Officer Questar, Questar Gas

List of Exhibits:

Exhibit No.	Exhibit
10	Wyoming Stipulation Agreement dated August 1, 2016
99	Joint press release issued September 14, 2016, by Dominion Resources, Inc. and Questar Corporation.

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